UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026

NEWTON GOLF COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Calle San Pablo

Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

855-774-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NWTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On May 19, 2026, the Board of Directors (the “Board”) of Newton Golf Company, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), appointed Gregg Hemphill as a director, effective May 19, 2026. Mr. Hemphill will serve as a director until the 2026 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

The Board determined that Mr. Hemphill qualifies as an independent director pursuant to the Listing Rules of The Nasdaq Stock Market LLC and the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Board also has appointed Mr. Hemphill to serve on the Audit Committee of the Board, the Compensation Committee of the Board and the Nominating Committee, effective as of May 19, 2026. Mr. Hemphill will receive compensation for his service in accordance with the Company’s non-employee director compensation program, effective as of January 1, 2026, which provides for an annual cash retainer of $30,000, payable on a pro-rata basis, quarterly in arrears, and an annual grant of restricted stock units (“RSUs”) under the Company’s Amended and Restated 2022 Equity Incentive Plan (the “2022 Plan”) with a grant date fair value of $37,500. Annual director RSUs will be granted at each annual stockholders’ meeting and vest on the 12-month anniversary of the grant date. On May 19, 2026, Mr. Hemphill also received an initial RSU award under the Plan with a grant date fair value of $30,000, which also shall vest on the 12-month anniversary of the grant date.

There are no arrangements or understandings between Mr. Hemphill and any other persons pursuant to which Mr. Hemphill was selected as a director of the Company. There are no relationships or related transactions between Mr. Hemphill or any member of his immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	NEWTON GOLF COMPANY, INC.

	By:	/s/ Akinobu Yorihiro
Akinobu Yorihiro
Interim Chief Executive Officer and Chief Technology Officer